For period ending June 30, 1999
Exhibit 77D

File number 811-4919


Series Trust Growth and Income
Portfolio

The board of trustees has approved
an amendment in the investment
policies
under which the Fund will have two,
overlapping 65% baskets:  one for
income-
producing securities and one for
securities believed by Mitchell
Hutchins to have
the potential for rapid earnings
growth.


Series Trust Small Cap Portfolio

The board of trustees has approved
a change in the definition of a
small cap
company to include companies with
market capitalizations of up to
$1.5 billion.




FORM 10f-3	FUND:  	Series
Trust Growth and Income Portfolio

Record of Securities Purchased
Under the Fund's Rule 10f-3
Procedures


1.	Issuer:  Fox Entertainment

2.	Date of Purchase:  11-10-98
	3.  Date offering commenced:
11-10-98

3.	Underwriters from whom
purchased:   Merrill Lynch

4.	"Affiliated Underwriter"
managing or participating in
syndicate:  PaineWebber

5.	Aggregate principal amount of
purchase:  $33,750

6.	Aggregate principal amount of
offering:  $2,808,000,000

7.	Purchase price (net of fees
and expenses):  $22.50

8.	Initial public offering
price:  $22.50

9.	Commission, spread or profit:
	%	$.55

10.	Have the following conditions
been satisfied?
YES
NO
a.	The securities are part of an
issue registered under the
Securities Act of 1933
which is being offered to the
public or are "municipal
securities" as defined in
Section 3(a)(29) of the Securities
Exchange Act of 1934.

X

b.	The securities were purchased
prior to the end of the first full
business day of
the offering at not more than the
initial offering price (or, if a
rights offering, the
securities were purchased on or
before the fourth day preceding the
day on
which the offering terminated.

X

c.	The underwriting was a firm
commitment underwriting.
X

d.	The commission, spread or
profit was reasonable and fair in
relation to that
being received by others for
underwriting similar securities
during the same
period.

X

e.	(1)  If securities are
registered under the Securities Act
of 1933, the issuer of the
securities and its predecessor have
been in continuous operation for
not less than
three years.

X

      (2)  If securities are
municipal securities, the issue of
securities has received an
investment grade rating from a
nationally recognized statistical
rating
organization or, if the issuer or
entity supplying the revenues from
which the
issue is to be paid shall have been
in continuous operation for less
than three
years (including any predecessor),
the issue has received one of the
three highest
ratings from at least one such
rating organization.

X

f.	The amount of such securities
purchased by all of the investment
companies
advised by Mitchell Hutchins did
not exceed 4% of the principal
amount of the
offering or $500,000 in principal
amount, whichever is greater,
provided that in
no event did such amount exceed 10%
of the principal amount of the
offering.

X

g.	The purchase price was less
than 3% of the Fund's total assets.
X

h.	No Affiliated Underwriter was
a direct or indirect participant in
or beneficiary
of the sale or, with respect to
municipal securities, no purchases
were designated
as group sales or otherwise
allocated to the account of any
Affiliated
Underwriter.

X


Approved:  /s/ Mark Tincher
	Date:  12-16-98


FORM 10f-3	FUND:  	Series
Trust Growth Portfolio

Record of Securities Purchased
Under the Fund's Rule 10f-3
Procedures


1.	Issuer:  Fox Entertainment

2.	Date of Purchase:  11-10-98
	3.  Date offering commenced:
11-10-98

3.	Underwriters from whom
purchased:   Merrill Lynch

4.	"Affiliated Underwriter"
managing or participating in
syndicate:  PaineWebber

5.	Aggregate principal amount of
purchase:  $135,000

6.	Aggregate principal amount of
offering:  $2,808,000,000

7.	Purchase price (net of fees
and expenses):  $22.50

8.	Initial public offering
price:  $22.50

9.	Commission, spread or profit:
	%	$.55

10.	Have the following conditions
been satisfied?
YES
NO
a.	The securities are part of an
issue registered under the
Securities Act of 1933
which is being offered to the
public or are "municipal
securities" as defined in
Section 3(a)(29) of the Securities
Exchange Act of 1934.

X

b.	The securities were purchased
prior to the end of the first full
business day of
the offering at not more than the
initial offering price (or, if a
rights offering, the
securities were purchased on or
before the fourth day preceding the
day on
which the offering terminated.

X

c.	The underwriting was a firm
commitment underwriting.
X

d.	The commission, spread or
profit was reasonable and fair in
relation to that
being received by others for
underwriting similar securities
during the same
period.

X

e.	(1)  If securities are
registered under the Securities Act
of 1933, the issuer of the
securities and its predecessor have
been in continuous operation for
not less than
three years.

X

      (2)  If securities are
municipal securities, the issue of
securities has received an
investment grade rating from a
nationally recognized statistical
rating
organization or, if the issuer or
entity supplying the revenues from
which the
issue is to be paid shall have been
in continuous operation for less
than three
years (including any predecessor),
the issue has received one of the
three highest
ratings from at least one such
rating organization.

X

f.	The amount of such securities
purchased by all of the investment
companies
advised by Mitchell Hutchins did
not exceed 4% of the principal
amount of the
offering or $500,000 in principal
amount, whichever is greater,
provided that in
no event did such amount exceed 10%
of the principal amount of the
offering.

X

g.	The purchase price was less
than 3% of the Fund's total assets.
X

h.	No Affiliated Underwriter was
a direct or indirect participant in
or beneficiary
of the sale or, with respect to
municipal securities, no purchases
were designated
as group sales or otherwise
allocated to the account of any
Affiliated
Underwriter.

X


Approved:  /s/ Ellen Harris
	Date:  12-16-98


FORM 10f-3	FUND:  	Series
Trust Balanced Portfolio

Record of Securities Purchased
Under the Fund's Rule 10f-3
Procedures


1.	Issuer:  Fox Entertainment

2.	Date of Purchase:  11-10-98
	3.  Date offering commenced:
11-10-98

3.	Underwriters from whom
purchased:   Merrill Lynch

4.	"Affiliated Underwriter"
managing or participating in
syndicate:  PaineWebber

5.	Aggregate principal amount of
purchase:  $45,000

6.	Aggregate principal amount of
offering:  $2,808,000,000

7.	Purchase price (net of fees
and expenses):  $22.50

8.	Initial public offering
price:  $22.50

9.	Commission, spread or profit:
	%	$.55

10.	Have the following conditions
been satisfied?
YES
NO
a.	The securities are part of an
issue registered under the
Securities Act of 1933
which is being offered to the
public or are "municipal
securities" as defined in
Section 3(a)(29) of the Securities
Exchange Act of 1934.

X

b.	The securities were purchased
prior to the end of the first full
business day of
the offering at not more than the
initial offering price (or, if a
rights offering, the
securities were purchased on or
before the fourth day preceding the
day on
which the offering terminated.

X

c.	The underwriting was a firm
commitment underwriting.
X

d.	The commission, spread or
profit was reasonable and fair in
relation to that
being received by others for
underwriting similar securities
during the same
period.

X

e.	(1)  If securities are
registered under the Securities Act
of 1933, the issuer of the
securities and its predecessor have
been in continuous operation for
not less than
three years.

X

      (2)  If securities are
municipal securities, the issue of
securities has received an
investment grade rating from a
nationally recognized statistical
rating
organization or, if the issuer or
entity supplying the revenues from
which the
issue is to be paid shall have been
in continuous operation for less
than three
years (including any predecessor),
the issue has received one of the
three highest
ratings from at least one such
rating organization.

X

f.	The amount of such securities
purchased by all of the investment
companies
advised by Mitchell Hutchins did
not exceed 4% of the principal
amount of the
offering or $500,000 in principal
amount, whichever is greater,
provided that in
no event did such amount exceed 10%
of the principal amount of the
offering.

X

g.	The purchase price was less
than 3% of the Fund's total assets.
X

h.	No Affiliated Underwriter was
a direct or indirect participant in
or beneficiary
of the sale or, with respect to
municipal securities, no purchases
were designated
as group sales or otherwise
allocated to the account of any
Affiliated
Underwriter.

X


Approved:  /s/ Mark Tincher
	Date:  12-16-98

FORM 10f-3	FUND:  	Series
Trust Growth Portfolio

Record of Securities Purchased
Under the Fund's Rule 10f-3
Procedures


1.	Issuer: Infinity Broadcasting

2.	Date of Purchase:  12-9-98
	3.  Date offering commenced:
12-9-98

3.	Underwriters from whom
purchased:   Merrill Lynch

4.	"Affiliated Underwriter"
managing or participating in
syndicate:  PaineWebber

5.	Aggregate principal amount of
purchase:  $266,500

6.	Aggregate principal amount of
offering:  $2,879,000,000

7.	Purchase price (net of fees
and expenses):  $20.50

8.	Initial public offering
price:  $20.50

9.	Commission, spread or profit:
	%	$.50

10.	Have the following conditions
been satisfied?
YES
NO
a.	The securities are part of an
issue registered under the
Securities Act of 1933
which is being offered to the
public or are "municipal
securities" as defined in
Section 3(a)(29) of the Securities
Exchange Act of 1934.

X

b.	The securities were purchased
prior to the end of the first full
business day of
the offering at not more than the
initial offering price (or, if a
rights offering, the
securities were purchased on or
before the fourth day preceding the
day on
which the offering terminated.

X

c.	The underwriting was a firm
commitment underwriting.
X

d.	The commission, spread or
profit was reasonable and fair in
relation to that
being received by others for
underwriting similar securities
during the same
period.

X

e.	(1)  If securities are
registered under the Securities Act
of 1933, the issuer of the
securities and its predecessor have
been in continuous operation for
not less than
three years.

X

      (2)  If securities are
municipal securities, the issue of
securities has received an
investment grade rating from a
nationally recognized statistical
rating
organization or, if the issuer or
entity supplying the revenues from
which the
issue is to be paid shall have been
in continuous operation for less
than three
years (including any predecessor),
the issue has received one of the
three highest
ratings from at least one such
rating organization.

X

f.	The amount of such securities
purchased by all of the investment
companies
advised by Mitchell Hutchins did
not exceed 4% of the principal
amount of the
offering or $500,000 in principal
amount, whichever is greater,
provided that in
no event did such amount exceed 10%
of the principal amount of the
offering.

X

g.	The purchase price was less
than 3% of the Fund's total assets.
X

h.	No Affiliated Underwriter was
a direct or indirect participant in
or beneficiary
of the sale or, with respect to
municipal securities, no purchases
were designated
as group sales or otherwise
allocated to the account of any
Affiliated
Underwriter.

X


Approved:  /s/ Ellen Harris
	Date:  12-16-98

FORM 10f-3	FUND:  	Series
Trust Balanced Portfolio

Record of Securities Purchased
Under the Fund's Rule 10f-3
Procedures


1.	Issuer:  Infinity
Broadcasting

2.	Date of Purchase:  12-9-98
	3.  Date offering commenced:
12-9-98

3.	Underwriters from whom
purchased:   Merrill Lynch

4.	"Affiliated Underwriter"
managing or participating in
syndicate:  PaineWebber

5.	Aggregate principal amount of
purchase:  $61,500

6.	Aggregate principal amount of
offering:  $2,870,000,000

7.	Purchase price (net of fees
and expenses):  $20.50

8.	Initial public offering
price:  $20.50

9.	Commission, spread or profit:
	%	$.50

10.	Have the following conditions
been satisfied?
YES
NO
a.	The securities are part of an
issue registered under the
Securities Act of 1933
which is being offered to the
public or are "municipal
securities" as defined in
Section 3(a)(29) of the Securities
Exchange Act of 1934.

X

b.	The securities were purchased
prior to the end of the first full
business day of
the offering at not more than the
initial offering price (or, if a
rights offering, the
securities were purchased on or
before the fourth day preceding the
day on
which the offering terminated.

X

c.	The underwriting was a firm
commitment underwriting.
X

d.	The commission, spread or
profit was reasonable and fair in
relation to that
being received by others for
underwriting similar securities
during the same
period.

X

e.	(1)  If securities are
registered under the Securities Act
of 1933, the issuer of the
securities and its predecessor have
been in continuous operation for
not less than
three years.

X

      (2)  If securities are
municipal securities, the issue of
securities has received an
investment grade rating from a
nationally recognized statistical
rating
organization or, if the issuer or
entity supplying the revenues from
which the
issue is to be paid shall have been
in continuous operation for less
than three
years (including any predecessor),
the issue has received one of the
three highest
ratings from at least one such
rating organization.

X

f.	The amount of such securities
purchased by all of the investment
companies
advised by Mitchell Hutchins did
not exceed 4% of the principal
amount of the
offering or $500,000 in principal
amount, whichever is greater,
provided that in
no event did such amount exceed 10%
of the principal amount of the
offering.

X

g.	The purchase price was less
than 3% of the Fund's total assets.
X

h.	No Affiliated Underwriter was
a direct or indirect participant in
or beneficiary
of the sale or, with respect to
municipal securities, no purchases
were designated
as group sales or otherwise
allocated to the account of any
Affiliated
Underwriter.

X


Approved:  /s/ Mark Tincher
	Date:  12-16-98

FORM 10f-3	FUND:  	Series
Trust Growth and Income Portfolio

Record of Securities Purchased
Under the Fund's Rule 10f-3
Procedures


1.	Issuer: Infinity Broadcasting

2.	Date of Purchase:  12-9-98
	3.  Date offering commenced:
12-9-98

3.	Underwriters from whom
purchased:    Merrill Lynch

4.	"Affiliated Underwriter"
managing or participating in
syndicate:  PaineWebber

5.	Aggregate principal amount of
purchase:  $41,000

6.	Aggregate principal amount of
offering:  $2,870,000,000

7.	Purchase price (net of fees
and expenses):  $20.50

8.	Initial public offering
price:  $20.50

9.	Commission, spread or profit:
	%	$.50

10.	Have the following conditions
been satisfied?
YES
NO
a.	The securities are part of an
issue registered under the
Securities Act of 1933
which is being offered to the
public or are "municipal
securities" as defined in
Section 3(a)(29) of the Securities
Exchange Act of 1934.

X

b.	The securities were purchased
prior to the end of the first full
business day of
the offering at not more than the
initial offering price (or, if a
rights offering, the
securities were purchased on or
before the fourth day preceding the
day on
which the offering terminated.

X

c.	The underwriting was a firm
commitment underwriting.
X

d.	The commission, spread or
profit was reasonable and fair in
relation to that
being received by others for
underwriting similar securities
during the same
period.

X

e.	(1)  If securities are
registered under the Securities Act
of 1933, the issuer of the
securities and its predecessor have
been in continuous operation for
not less than
three years.

X

      (2)  If securities are
municipal securities, the issue of
securities has received an
investment grade rating from a
nationally recognized statistical
rating
organization or, if the issuer or
entity supplying the revenues from
which the
issue is to be paid shall have been
in continuous operation for less
than three
years (including any predecessor),
the issue has received one of the
three highest
ratings from at least one such
rating organization.

X

f.	The amount of such securities
purchased by all of the investment
companies
advised by Mitchell Hutchins did
not exceed 4% of the principal
amount of the
offering or $500,000 in principal
amount, whichever is greater,
provided that in
no event did such amount exceed 10%
of the principal amount of the
offering.

X

g.	The purchase price was less
than 3% of the Fund's total assets.
X

h.	No Affiliated Underwriter was
a direct or indirect participant in
or beneficiary
of the sale or, with respect to
municipal securities, no purchases
were designated
as group sales or otherwise
allocated to the account of any
Affiliated
Underwriter.

X


Approved:  /s/ Mark Tincher
	Date:  12-16-98

FORM 10f-3	FUND:  	Series
Trust Growth and Income Portfolio

Record of Securities Purchased
Under the Fund's Rule 10f-3
Procedures


1.	Issuer:  Delphi

2.	Date of Purchase:  2-4-99
	3.  Date offering commenced:
2-4-99

3.	Underwriters from whom
purchased:  Morgan Stanley

4.	"Affiliated Underwriter"
managing or participating in
syndicate:  PaineWebber

5.	Aggregate principal amount of
purchase:  $192,100

6.	Aggregate principal amount of
offering:  $1,045,000,000

7.	Purchase price (net of fees
and expenses):  $17.00

8.	Initial public offering
price:  $17.00

9.	Commission, spread or profit:
	%	$.46

10.	Have the following conditions
been satisfied?
YES
NO
a.	The securities are part of an
issue registered under the
Securities Act of 1933
which is being offered to the
public or are "municipal
securities" as defined in
Section 3(a)(29) of the Securities
Exchange Act of 1934.

X

b.	The securities were purchased
prior to the end of the first full
business day of
the offering at not more than the
initial offering price (or, if a
rights offering, the
securities were purchased on or
before the fourth day preceding the
day on
which the offering terminated.

X

c.	The underwriting was a firm
commitment underwriting.
X

d.	The commission, spread or
profit was reasonable and fair in
relation to that
being received by others for
underwriting similar securities
during the same
period.

X

e.	(1)  If securities are
registered under the Securities Act
of 1933, the issuer of the
securities and its predecessor have
been in continuous operation for
not less than
three years.

X

      (2)  If securities are
municipal securities, the issue of
securities has received an
investment grade rating from a
nationally recognized statistical
rating
organization or, if the issuer or
entity supplying the revenues from
which the
issue is to be paid shall have been
in continuous operation for less
than three
years (including any predecessor),
the issue has received one of the
three highest
ratings from at least one such
rating organization.

X

f.	The amount of such securities
purchased by all of the investment
companies
advised by Mitchell Hutchins did
not exceed 4% of the principal
amount of the
offering or $500,000 in principal
amount, whichever is greater,
provided that in
no event did such amount exceed 10%
of the principal amount of the
offering.

X

g.	The purchase price was less
than 3% of the Fund's total assets.
X

h.	No Affiliated Underwriter was
a direct or indirect participant in
or beneficiary
of the sale or, with respect to
municipal securities, no purchases
were designated
as group sales or otherwise
allocated to the account of any
Affiliated
Underwriter.

X


Approved:  /s/ Mark Tincher
	Date:  3-11-99

FORM 10f-3	FUND:  	Series
Trust Balanced Portfolio

Record of Securities Purchased
Under the Fund's Rule 10f-3
Procedures


1.	Issuer:  Delphi

2.	Date of Purchase:  2-4-99
	3.  Date offering commenced:
2-4-99

3.	Underwriters from whom
purchased:  Morgan Stanley

4.	"Affiliated Underwriter"
managing or participating in
syndicate:  PaineWebber

5.	Aggregate principal amount of
purchase:  $47,900

6.	Aggregate principal amount of
offering:  $1,045,000,000

7.	Purchase price (net of fees
and expenses):  $17.00

8.	Initial public offering
price:  $17.00

9.	Commission, spread or profit:
	%	$.46

10.	Have the following conditions
been satisfied?
YES
NO
a.	The securities are part of an
issue registered under the
Securities Act of 1933
which is being offered to the
public or are "municipal
securities" as defined in
Section 3(a)(29) of the Securities
Exchange Act of 1934.

X

b.	The securities were purchased
prior to the end of the first full
business day of
the offering at not more than the
initial offering price (or, if a
rights offering, the
securities were purchased on or
before the fourth day preceding the
day on
which the offering terminated.

X

c.	The underwriting was a firm
commitment underwriting.
X

d.	The commission, spread or
profit was reasonable and fair in
relation to that
being received by others for
underwriting similar securities
during the same
period.

X

e.	(1)  If securities are
registered under the Securities Act
of 1933, the issuer of the
securities and its predecessor have
been in continuous operation for
not less than
three years.

X

      (2)  If securities are
municipal securities, the issue of
securities has received an
investment grade rating from a
nationally recognized statistical
rating
organization or, if the issuer or
entity supplying the revenues from
which the
issue is to be paid shall have been
in continuous operation for less
than three
years (including any predecessor),
the issue has received one of the
three highest
ratings from at least one such
rating organization.

X

f.	The amount of such securities
purchased by all of the investment
companies
advised by Mitchell Hutchins did
not exceed 4% of the principal
amount of the
offering or $500,000 in principal
amount, whichever is greater,
provided that in
no event did such amount exceed 10%
of the principal amount of the
offering.

X

g.	The purchase price was less
than 3% of the Fund's total assets.
X

h.	No Affiliated Underwriter was
a direct or indirect participant in
or beneficiary
of the sale or, with respect to
municipal securities, no purchases
were designated
as group sales or otherwise
allocated to the account of any
Affiliated
Underwriter.

X


Approved:  /s/ Mark Tincher
	Date:  3-11-99

FORM 10f-3	FUND:  	Series
Trust Growth and Income Portfolio

Record of Securities Purchased
Under the Fund's Rule 10f-3
Procedures


1.	Issuer:  Lowes Corp.

2.	Date of Purchase:  2-4-99
	3.  Date offering commenced:
2-4-99

3.	Underwriters from whom
purchased:  Merrill Lynch

4.	"Affiliated Underwriter"
managing or participating in
syndicate:  PaineWebber

5.	Aggregate principal amount of
purchase:  $290,000

6.	Aggregate principal amount of
offering:  $278,400,000

7.	Purchase price (net of fees
and expenses):  $58.00

8.	Initial public offering
price:  $58.00

9.	Commission, spread or profit:
	%	$1.17

10.	Have the following conditions
been satisfied?
YES
NO
a.	The securities are part of an
issue registered under the
Securities Act of 1933
which is being offered to the
public or are "municipal
securities" as defined in
Section 3(a)(29) of the Securities
Exchange Act of 1934.

X

b.	The securities were purchased
prior to the end of the first full
business day of
the offering at not more than the
initial offering price (or, if a
rights offering, the
securities were purchased on or
before the fourth day preceding the
day on
which the offering terminated.

X

c.	The underwriting was a firm
commitment underwriting.
X

d.	The commission, spread or
profit was reasonable and fair in
relation to that
being received by others for
underwriting similar securities
during the same
period.

X

e.	(1)  If securities are
registered under the Securities Act
of 1933, the issuer of the
securities and its predecessor have
been in continuous operation for
not less than
three years.

X

      (2)  If securities are
municipal securities, the issue of
securities has received an
investment grade rating from a
nationally recognized statistical
rating
organization or, if the issuer or
entity supplying the revenues from
which the
issue is to be paid shall have been
in continuous operation for less
than three
years (including any predecessor),
the issue has received one of the
three highest
ratings from at least one such
rating organization.

X

f.	The amount of such securities
purchased by all of the investment
companies
advised by Mitchell Hutchins did
not exceed 4% of the principal
amount of the
offering or $500,000 in principal
amount, whichever is greater,
provided that in
no event did such amount exceed 10%
of the principal amount of the
offering.

X

g.	The purchase price was less
than 3% of the Fund's total assets.
X

h.	No Affiliated Underwriter was
a direct or indirect participant in
or beneficiary
of the sale or, with respect to
municipal securities, no purchases
were designated
as group sales or otherwise
allocated to the account of any
Affiliated
Underwriter.

X


Approved:  /s/  Mark Tincher
	Date:  3-11-99

FORM 10f-3	FUND:  	Series
Trust Growth Portfolio

Record of Securities Purchased
Under the Fund's Rule 10f-3
Procedures


1.	Issuer:  Autobytel Com Inc.

2.	Date of Purchase:  3-26-99
	3.  Date offering commenced:
3-26-99

3.	Underwriters from whom
purchased:  BT Alex Brown

4.	"Affiliated Underwriter"
managing or participating in
syndicate:  PaineWebber

5.	Aggregate principal amount of
purchase:  $100

6.	Aggregate principal amount of
offering:  $4,500,000

7.	Purchase price (net of fees
and expenses):  $23.00

8.	Initial public offering
price:  $23.00

9.	Commission, spread or profit:
	%	$.95

10.	Have the following conditions
been satisfied?
YES
NO
a.	The securities are part of an
issue registered under the
Securities Act of 1933
which is being offered to the
public or are "municipal
securities" as defined in
Section 3(a)(29) of the Securities
Exchange Act of 1934.

X

b.	The securities were purchased
prior to the end of the first full
business day of
the offering at not more than the
initial offering price (or, if a
rights offering, the
securities were purchased on or
before the fourth day preceding the
day on
which the offering terminated.

X

c.	The underwriting was a firm
commitment underwriting.
X

d.	The commission, spread or
profit was reasonable and fair in
relation to that
being received by others for
underwriting similar securities
during the same
period.

X

e.	(1)  If securities are
registered under the Securities Act
of 1933, the issuer of the
securities and its predecessor have
been in continuous operation for
not less than
three years.

X

      (2)  If securities are
municipal securities, the issue of
securities has received an
investment grade rating from a
nationally recognized statistical
rating
organization or, if the issuer or
entity supplying the revenues from
which the
issue is to be paid shall have been
in continuous operation for less
than three
years (including any predecessor),
the issue has received one of the
three highest
ratings from at least one such
rating organization.

X

f.	The amount of such securities
purchased by all of the investment
companies
advised by Mitchell Hutchins did
not exceed 4% of the principal
amount of the
offering or $500,000 in principal
amount, whichever is greater,
provided that in
no event did such amount exceed 10%
of the principal amount of the
offering.

X

g.	The purchase price was less
than 3% of the Fund's total assets.
X

h.	No Affiliated Underwriter was
a direct or indirect participant in
or beneficiary
of the sale or, with respect to
municipal securities, no purchases
were designated
as group sales or otherwise
allocated to the account of any
Affiliated
Underwriter.

X


Approved:  /s/ Ellen Harris
	Date:  4-14-99


FORM 10f-3	FUND:  	Series
Trust Balanced Portfolio

Record of Securities Purchased
Under the Fund's Rule 10f-3
Procedures


1.	Issuer:  Pepsi Bottling Group
Inc.

2.	Date of Purchase:  3-30-99
	3.  Date offering commenced:
3-30-99

3.	Underwriters from whom
purchased:   Merrill Lynch

4.	"Affiliated Underwriter"
managing or participating in
syndicate:  PaineWebber

5.	Aggregate principal amount of
purchase:  $3,300

6.	Aggregate principal amount of
offering:  $100,000,000

7.	Purchase price (net of fees
and expenses):  $23.00

8.	Initial public offering
price:  $23.00

9.	Commission, spread or profit:
	%	$.51

10.	Have the following conditions
been satisfied?
YES
NO
a.	The securities are part of an
issue registered under the
Securities Act of 1933
which is being offered to the
public or are "municipal
securities" as defined in
Section 3(a)(29) of the Securities
Exchange Act of 1934.

X

b.	The securities were purchased
prior to the end of the first full
business day of
the offering at not more than the
initial offering price (or, if a
rights offering, the
securities were purchased on or
before the fourth day preceding the
day on
which the offering terminated.

X

c.	The underwriting was a firm
commitment underwriting.
X

d.	The commission, spread or
profit was reasonable and fair in
relation to that
being received by others for
underwriting similar securities
during the same
period.

X

e.	(1)  If securities are
registered under the Securities Act
of 1933, the issuer of the
securities and its predecessor have
been in continuous operation for
not less than
three years.

X

      (2)  If securities are
municipal securities, the issue of
securities has received an
investment grade rating from a
nationally recognized statistical
rating
organization or, if the issuer or
entity supplying the revenues from
which the
issue is to be paid shall have been
in continuous operation for less
than three
years (including any predecessor),
the issue has received one of the
three highest
ratings from at least one such
rating organization.

X

f.	The amount of such securities
purchased by all of the investment
companies
advised by Mitchell Hutchins did
not exceed 4% of the principal
amount of the
offering or $500,000 in principal
amount, whichever is greater,
provided that in
no event did such amount exceed 10%
of the principal amount of the
offering.

X

g.	The purchase price was less
than 3% of the Fund's total assets.
X

h.	No Affiliated Underwriter was
a direct or indirect participant in
or beneficiary
of the sale or, with respect to
municipal securities, no purchases
were designated
as group sales or otherwise
allocated to the account of any
Affiliated
Underwriter.

X


Approved:  /s/ Mark Tincher
	Date:


FORM 10f-3	FUND:  	Series
Trust Growth and Income Portfolio

Record of Securities Purchased
Under the Fund's Rule 10f-3
Procedures


1.	Issuer:  Pepsi Bottling Group
Inc.

2.	Date of Purchase:  3-30-99
	3.  Date offering commenced:
3-30-99

3.	Underwriters from whom
purchased:  Merrill Lynch

4.	"Affiliated Underwriter"
managing or participating in
syndicate:  PaineWebber

5.	Aggregate principal amount of
purchase:  $4,100

6.	Aggregate principal amount of
offering:  $100,000,000

7.	Purchase price (net of fees
and expenses):  $23.00

8.	Initial public offering
price:  $23.00

9.	Commission, spread or profit:
	%	$.51

10.	Have the following conditions
been satisfied?
YES
NO
a.	The securities are part of an
issue registered under the
Securities Act of 1933
which is being offered to the
public or are "municipal
securities" as defined in
Section 3(a)(29) of the Securities
Exchange Act of 1934.

X

b.	The securities were purchased
prior to the end of the first full
business day of
the offering at not more than the
initial offering price (or, if a
rights offering, the
securities were purchased on or
before the fourth day preceding the
day on
which the offering terminated.

X

c.	The underwriting was a firm
commitment underwriting.
X

d.	The commission, spread or
profit was reasonable and fair in
relation to that
being received by others for
underwriting similar securities
during the same
period.

X

e.	(1)  If securities are
registered under the Securities Act
of 1933, the issuer of the
securities and its predecessor have
been in continuous operation for
not less than
three years.

X

      (2)  If securities are
municipal securities, the issue of
securities has received an
investment grade rating from a
nationally recognized statistical
rating
organization or, if the issuer or
entity supplying the revenues from
which the
issue is to be paid shall have been
in continuous operation for less
than three
years (including any predecessor),
the issue has received one of the
three highest
ratings from at least one such
rating organization.

X

f.	The amount of such securities
purchased by all of the investment
companies
advised by Mitchell Hutchins did
not exceed 4% of the principal
amount of the
offering or $500,000 in principal
amount, whichever is greater,
provided that in
no event did such amount exceed 10%
of the principal amount of the
offering.

X

g.	The purchase price was less
than 3% of the Fund's total assets.
X

h.	No Affiliated Underwriter was
a direct or indirect participant in
or beneficiary
of the sale or, with respect to
municipal securities, no purchases
were designated
as group sales or otherwise
allocated to the account of any
Affiliated
Underwriter.

X


Approved:  /s/ Mark Tincher
	Date:


FORM 10f-3	FUND:  	Series
Trust Growth Portfolio

Record of Securities Purchased
Under the Fund's Rule 10f-3
Procedures


1.	Issuer:  Pepsi Bottling Group
Inc.

2.	Date of Purchase:  3-30-99
	3.  Date offering commenced:
3-30-99

3.	Underwriters from whom
purchased:   Merrill Lynch

4.	"Affiliated Underwriter"
managing or participating in
syndicate:  PaineWebber

5.	Aggregate principal amount of
purchase:  $16,500

6.	Aggregate principal amount of
offering:  $100,000,000

7.	Purchase price (net of fees
and expenses):  $23.00

8.	Initial public offering
price:  $23.00

9.	Commission, spread or profit:
	%	$.51

10.	Have the following conditions
been satisfied?
YES
NO
a.	The securities are part of an
issue registered under the
Securities Act of 1933
which is being offered to the
public or are "municipal
securities" as defined in
Section 3(a)(29) of the Securities
Exchange Act of 1934.

X

b.	The securities were purchased
prior to the end of the first full
business day of
the offering at not more than the
initial offering price (or, if a
rights offering, the
securities were purchased on or
before the fourth day preceding the
day on
which the offering terminated.

X

c.	The underwriting was a firm
commitment underwriting.
X

d.	The commission, spread or
profit was reasonable and fair in
relation to that
being received by others for
underwriting similar securities
during the same
period.

X

e.	(1)  If securities are
registered under the Securities Act
of 1933, the issuer of the
securities and its predecessor have
been in continuous operation for
not less than
three years.

X

      (2)  If securities are
municipal securities, the issue of
securities has received an
investment grade rating from a
nationally recognized statistical
rating
organization or, if the issuer or
entity supplying the revenues from
which the
issue is to be paid shall have been
in continuous operation for less
than three
years (including any predecessor),
the issue has received one of the
three highest
ratings from at least one such
rating organization.

X

f.	The amount of such securities
purchased by all of the investment
companies
advised by Mitchell Hutchins did
not exceed 4% of the principal
amount of the
offering or $500,000 in principal
amount, whichever is greater,
provided that in
no event did such amount exceed 10%
of the principal amount of the
offering.

X

g.	The purchase price was less
than 3% of the Fund's total assets.
X

h.	No Affiliated Underwriter was
a direct or indirect participant in
or beneficiary
of the sale or, with respect to
municipal securities, no purchases
were designated
as group sales or otherwise
allocated to the account of any
Affiliated
Underwriter.

X


Approved:  /s/ Ellen Harris
	Date:  4-14-99